EXHIBIT 21
                    MERCANTILE STORES COMPANY, INC. - SUBSIDIARY SCHEDULE
                               AS OF JANUARY 29, 1994


                                                              STATE OF
SUBSIDIARY COMPANY                                         INCORPORATION

J. BACON & SONS                                                KENTUCKY
THE CASTNER-KNOTT DRY GOODS COMPANY                            TENNESSEE
THE O.J. de LENDRECIE CO.                                      DELAWARE
C.J. GAYFER & COMPANY, INCORPORATED                            DELAWARE
HENNESSY COMPANY                                               MONTANA
THE JONES STORE COMPANY                                        DELAWARE
THE JOSLIN DRY GOODS COMPANY, INC.                             COLORADO
THE LAZARUS STORE, INC.                                        DELAWARE
THE LION DRY GOODS COMPANY, INC.                               OHIO
THE McALPIN COMPANY                                            KENTUCKY
GAYFER'S MONTGOMERY FAIR CO.                                   DELAWARE
ROOT DRY GOODS COMPANY, INC.                                   INDIANA
J.B. WHITE & COMPANY, INC.                                     SOUTH
                                                                 CAROLINA
DULUTH GLASS BLOCK STORE COMPANY                               MINNESOTA
THE McALPIN COMPANY                                            OHIO
THE PEOPLES STORE COMPANY                                      WASHINGTON
J.B. WHITE & COMPANY                                           NEW JERSEY
THE MACDOUGAL & SOUTHWICK COMPANY                              WASHINGTON
MCCREERY & COMPANY                                             MAINE
SERF CORPORATION                                               MISSOURI
MERSCO REALTY CO., INC.                                        OHIO
THE JONES STORE COMPANY HAIRSTYLING SCHOOL                     MISSOURI
MERCANTILE STORES COMPANY, INC. (N.Y.)                         NEW YORK
MERSCO FINANCE COMPANY                                         DELAWARE
MERCANTILE PROPERTIES, INC.                                    DELAWARE
MERCANTILE REAL ESTATE CO., INC.                               DELAWARE
THE O.J. de LENDRECIE CO.                                      MINNESOTA
MERSCO DEVELOPMENT COMPANY, INC.                               DELAWARE
MST ACQUISITION COMPANY                                        DELAWARE
JOSEF STERNBERG HOLDING COMPANY, INC.                          LOUISIANA
INSA S. ABRAHAM HOLDING COMPANY, INC.                          LOUISIANA
HANS J. STERNBERG HOLDING COMPANY, INC.                        LOUISIANA
MERCANTILE INTERNATIONAL, INC.                                 DELAWARE
MAISON BLANCHE, INC.                                           LOUISIANA
MAIN STREET CAPITAL CORPORATION                                LOUISIANA
1550, INC.                                                     LOUISIANA
MAISON MARKET, INC.                                            LOUISIANA
TSM HOLDING COMPANY, INC.                                      DELAWARE
MB I ACQUISITION CORPORATION                                   NEVADA
GOUDCHAUX'S CAR CARE CENTER, INC.                              LOUISIANA
MB CREDIT CORPORATION                                          DELAWARE
MB PROPERTIES, INC.                                            DELAWARE
MERCANTILE CREDIT CORP.                                        LOUISIANA